EXHIBIT 99.2

Goldman, Sachs & Co.
GSAMP 2004 AR2
ALL MORTGAGE LOANS
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                         Pct. Of   Weighted   Weighted             Weighted
                                                         Pool By       Avg.       Avg.       Avg.      Avg.
                              Number of     Principal  Principal      Gross    Current  Principal  Original   Pct. Full   Pct. Owner
CURRENT PRINCIPAL BALANCE         Loans       Balance    Balance     Coupon       FICO    Balance       LTV      Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
$50,001 - $100,000                1,014   $82,408,506       8.40%     7.539%       608    $81,271     88.27%      73.94%      77.52%
$100,001 - $150,000               1,511   187,860,668      19.14      7.342        612    124,329     89.38       63.64       86.53
$150,001 - $200,000               1,092   189,811,168      19.34      7.093        616    173,820     88.68       61.47       89.62
$200,001 - $250,000                 678   152,044,744      15.49      7.002        617    224,255     88.69       56.75       90.48
$250,001 - $300,000                 446   122,273,696      12.46      6.995        614    274,156     88.06       52.28       91.40
$300,001 - $350,000                 291    94,327,044       9.61      6.738        623    324,148     88.50       50.42       93.09
$350,001 - $400,000                 187    69,566,099       7.09      6.661        622    372,011     88.62       54.89       90.24
$400,001 - $450,000                  93    39,104,231       3.98      6.934        621    420,476     88.06       41.13       84.82
$450,001 - $500,000                  83    40,059,214       4.08      6.565        626    482,641     85.94       45.68       89.07
$500,001 - $550,000                   4     2,103,203       0.21      6.869        675    525,801     90.18      100.00       49.28
$550,001 - $600,000                   2     1,198,803       0.12      5.988        643    599,401     80.00      100.00      100.00
$650,001 - $700,000                   1       699,302       0.07      5.990        621    699,302     74.47      100.00      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                            5,402  $981,456,677     100.00%     7.057%       616   $181,684     88.53%      58.23%      88.46%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                         Pct. Of   Weighted   Weighted             Weighted
                                                         Pool By       Avg.       Avg.       Avg.      Avg.
                              Number of     Principal  Principal      Gross    Current  Principal  Original   Pct. Full   Pct. Owner
CURRENT RATE                      Loans       Balance    Balance     Coupon       FICO    Balance       LTV      Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
5.000% - 5.499%                      71   $18,415,726       1.88%     5.347%       642   $259,376     84.53%      77.16%      97.14%
5.500% - 5.999%                     449   109,942,151      11.20      5.771        628    244,860     82.24       79.07       95.98
6.000% - 6.499%                     597   121,005,879      12.33      6.253        626    202,690     86.36       69.80       93.47
6.500% - 6.999%                   1,166   229,794,244      23.41      6.747        621    197,079     88.45       59.58       88.59
7.000% - 7.499%                   1,062   182,700,895      18.62      7.241        613    172,035     89.71       54.49       85.44
7.500% - 7.999%                   1,166   191,579,298      19.52      7.727        610    164,305     90.99       46.61       84.90
8.000% - 8.499%                     500    74,730,766       7.61      8.205        603    149,462     91.20       49.08       85.67
8.500% - 8.999%                     320    43,697,220       4.45      8.684        596    136,554     91.52       41.84       85.52
9.000% >=                            71     9,590,496       0.98      9.378        584    135,077     91.10       54.01       83.56
------------------------------------------------------------------------------------------------------------------------------------
Total:                            5,402  $981,456,677     100.00%     7.057%       616   $181,684     88.53%      58.23%      88.46%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                         Pct. Of   Weighted   Weighted             Weighted
                                                         Pool By       Avg.       Avg.       Avg.      Avg.
                              Number of     Principal  Principal      Gross    Current  Principal  Original   Pct. Full   Pct. Owner
CREDIT SCORE                      Loans       Balance    Balance     Coupon       FICO    Balance       LTV      Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
740 >=                               64   $12,311,379       1.25%     6.668%       756   $192,365     92.66%      45.39%      55.09%
720 - 739                            62    12,151,414       1.24      6.867        729    195,991     92.11       40.31       59.50
700 - 719                           136    25,735,123       2.62      6.933        709    189,229     92.68       29.58       62.42
680 - 699                           285    59,029,320       6.01      6.570        687    207,120     91.25       39.03       78.41
660 - 679                           370    68,020,295       6.93      6.879        667    183,839     90.31       40.48       80.84
640 - 659                           628   120,843,366      12.31      6.908        648    192,426     90.45       43.35       84.93
620 - 639                           892   166,495,522      16.96      6.997        628    186,654     90.81       49.26       88.22
600 - 619                           968   172,686,357      17.59      7.125        609    178,395     90.64       56.96       92.12
580 - 599                           698   123,564,501      12.59      7.161        587    177,027     86.41       70.25       94.57
560 - 579                           534    90,080,714       9.18      7.312        569    168,690     84.24       77.13       95.18
540 - 559                           511    84,417,507       8.60      7.294        552    165,201     84.07       83.60       95.84
520 - 539                           185    34,226,215       3.49      7.194        531    185,007     79.15       94.65       96.48
500 - 519                            69    11,894,963       1.21      7.604        508    172,391     78.59       90.65       98.98
------------------------------------------------------------------------------------------------------------------------------------
Total:                            5,402  $981,456,677     100.00%     7.057%       616   $181,684     88.53%      58.23%      88.46%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                         Pct. Of   Weighted   Weighted             Weighted
                                                         Pool By       Avg.       Avg.       Avg.      Avg.
                              Number of     Principal  Principal      Gross    Current  Principal  Original   Pct. Full   Pct. Owner
LIEN                              Loans       Balance    Balance     Coupon       FICO    Balance       LTV      Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
1                                 5,402  $981,456,677     100.00%     7.057%       616   $181,684     88.53%      58.23%      88.46%
------------------------------------------------------------------------------------------------------------------------------------
Total:                            5,402  $981,456,677     100.00%     7.057%       616   $181,684     88.53%      58.23%      88.46%
------------------------------------------------------------------------------------------------------------------------------------



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Goldman, Sachs & Co.
GSAMP 2004 AR2
ALL MORTGAGE LOANS
================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                         Pct. Of   Weighted   Weighted             Weighted
                                                         Pool By       Avg.       Avg.       Avg.      Avg.
                              Number of     Principal  Principal      Gross    Current  Principal  Original   Pct. Full   Pct. Owner
ORIGINAL LTV                      Loans       Balance    Balance     Coupon       FICO    Balance       LTV      Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
0.001% - 60.000%                     78   $14,119,412       1.44%     6.316%       586   $181,018     51.66%      85.85%      95.28%
60.001% - 70.000%                   132    25,223,416       2.57      6.439        589    191,086     66.59       80.34       93.53
70.001% - 80.000%                   730   140,240,604      14.29      6.606        582    192,110     78.20       83.52       91.27
80.001% - 85.000%                   280    58,136,434       5.92      6.606        580    207,630     84.50       83.47       86.78
85.001% - 90.000%                 2,159   374,361,073      38.14      7.142        615    173,396     89.72       59.46       76.41
90.001% - 95.000%                 2,023   369,375,738      37.64      7.282        640    182,588     94.78       40.84       99.27
------------------------------------------------------------------------------------------------------------------------------------
Total:                            5,402  $981,456,677     100.00%     7.057%       616   $181,684     88.53%      58.23%      88.46%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                         Pct. Of   Weighted   Weighted             Weighted
                                                         Pool By       Avg.       Avg.       Avg.      Avg.
                              Number of     Principal  Principal      Gross    Current  Principal  Original   Pct. Full   Pct. Owner
DOCUMENTATION                     Loans       Balance    Balance     Coupon       FICO    Balance       LTV      Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
FULL DOC                          3,334  $571,486,631      58.23%     6.906%       603   $171,412     86.56%     100.00%      90.43%
LIMITED DOC                         289    55,271,781       5.63      7.174        614    191,252     88.07        0.00       82.97
STATED DOC                        1,779   354,698,265      36.14      7.281        638    199,381     91.77        0.00       86.15
------------------------------------------------------------------------------------------------------------------------------------
Total:                            5,402  $981,456,677     100.00%     7.057%       616   $181,684     88.53%      58.23%      88.46%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                         Pct. Of   Weighted   Weighted             Weighted
                                                         Pool By       Avg.       Avg.       Avg.      Avg.
                              Number of     Principal  Principal      Gross    Current  Principal  Original   Pct. Full   Pct. Owner
PURPOSE                           Loans       Balance    Balance     Coupon       FICO    Balance       LTV      Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
PURCHASE                          1,858  $320,490,454      32.65%     7.370%       638   $172,492     91.97%      39.31%      80.74%
REFI- NO CASH OUT                   401    59,931,876       6.11      6.969        615    149,456     87.67       69.15       94.26
REFI-CASH OUT                     3,143   601,034,347      61.24      6.898        605    191,230     86.78       67.23       92.01
------------------------------------------------------------------------------------------------------------------------------------
Total:                            5,402  $981,456,677     100.00%     7.057%       616   $181,684     88.53%      58.23%      88.46%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                         Pct. Of   Weighted   Weighted             Weighted
                                                         Pool By       Avg.       Avg.       Avg.      Avg.
                              Number of     Principal  Principal      Gross    Current  Principal  Original   Pct. Full   Pct. Owner
OCCUPANCY                         Loans       Balance    Balance     Coupon       FICO    Balance       LTV      Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
NON-OWNER                           699  $108,733,910      11.08%     7.340%       650   $155,556     87.83%      48.53%       0.00%
OWNER OCCUPIED                    4,681   868,230,223      88.46      7.023        612    185,480     88.61       59.52      100.00
SECOND HOME                          22     4,492,543       0.46      6.689        655    204,207     89.16       42.45        0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                            5,402  $981,456,677     100.00%     7.057%       616   $181,684     88.53%      58.23%      88.46%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                         Pct. Of   Weighted   Weighted             Weighted
                                                         Pool By       Avg.       Avg.       Avg.      Avg.
                              Number of     Principal  Principal      Gross    Current  Principal  Original   Pct. Full   Pct. Owner
PROPERTY TYPE                     Loans       Balance    Balance     Coupon       FICO    Balance       LTV      Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
2-4 UNITS                           321   $70,018,386       7.13%     7.208%       635   $218,126     88.14%      51.06%      67.51%
CONDO                               361    61,057,695       6.22      7.185        629    169,135     89.83       54.21       89.49
MANU/MOBIL                           30     3,188,701       0.32      7.153        599    106,290     79.58       78.66       92.31
PUD                                 556   113,563,976      11.57      7.108        618    204,252     89.59       55.15       90.39
SINGLE FAMILY                     4,134   733,627,918      74.75      7.023        613    177,462     88.33       59.63       90.06
------------------------------------------------------------------------------------------------------------------------------------
Total:                            5,402  $981,456,677     100.00%     7.057%       616   $181,684     88.53%      58.23%      88.46%
------------------------------------------------------------------------------------------------------------------------------------



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Goldman, Sachs & Co.
GSAMP 2004 AR2
ALL MORTGAGE LOANS
================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                         Pct. Of   Weighted   Weighted             Weighted
                                                         Pool By       Avg.       Avg.       Avg.      Avg.
                              Number of     Principal  Principal      Gross    Current  Principal  Original   Pct. Full   Pct. Owner
STATE                             Loans       Balance    Balance     Coupon       FICO    Balance       LTV      Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
CA                                1,069  $281,690,301      28.70%     6.579%       613   $263,508     84.72%      59.21%      91.20%
FL                                  711   110,389,057      11.25      7.299        620    155,259     90.34       51.69       87.50
NY                                  228    61,805,709       6.30      7.096        613    271,078     86.59       48.68       85.30
IL                                  327    59,034,066       6.01      7.228        630    180,532     91.45       56.04       89.43
AZ                                  311    42,863,253       4.37      7.216        620    137,824     91.04       55.95       91.70
MI                                  309    39,408,078       4.02      7.281        610    127,534     90.37       62.92       82.20
TX                                  258    33,227,606       3.39      7.448        614    128,789     89.87       48.89       81.09
MD                                  148    30,495,716       3.11      7.178        612    206,052     89.71       64.55       92.23
MA                                  109    28,857,922       2.94      6.961        620    264,752     89.30       55.96       92.98
MN                                  152    27,574,328       2.81      7.054        631    181,410     90.73       57.62       78.01
Other                             1,780   266,110,641      27.11      7.303        615    149,500     90.31       63.03       87.97
------------------------------------------------------------------------------------------------------------------------------------
Total:                            5,402  $981,456,677     100.00%     7.057%       616   $181,684     88.53%      58.23%      88.46%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                         Pct. Of   Weighted   Weighted             Weighted
                                                         Pool By       Avg.       Avg.       Avg.      Avg.
                              Number of     Principal  Principal      Gross    Current  Principal  Original   Pct. Full   Pct. Owner
ZIP                               Loans       Balance    Balance     Coupon       FICO    Balance       LTV      Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
33177                                16    $2,639,597       0.27%     7.056%       605   $164,975     87.14%      70.20%     100.00%
94591                                 7     2,564,489       0.26      6.682        622    366,356     90.25       56.30       87.20
92592                                 8     2,518,348       0.26      6.348        618    314,794     86.69       68.59      100.00
95206                                12     2,408,646       0.25      6.557        630    200,721     88.77       68.44       88.05
89031                                11     2,239,729       0.23      7.558        612    203,612     89.52       73.83       84.15
94509                                 6     2,195,187       0.22      6.086        683    365,864     90.17       38.57      100.00
11706                                 8     2,159,128       0.22      7.333        604    269,891     83.24       43.39       90.07
33196                                10     2,156,211       0.22      6.983        652    215,621     93.08       13.42       87.28
60629                                11     2,063,586       0.21      6.966        634    187,599     91.79       59.05      100.00
93536                                 8     2,003,152       0.20      6.713        601    250,394     88.77       91.00      100.00
Other                             5,305   958,508,604      97.66      7.062        616    180,680     88.52       58.22       88.34
------------------------------------------------------------------------------------------------------------------------------------
Total:                            5,402  $981,456,677     100.00%     7.057%       616   $181,684     88.53%      58.23%      88.46%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                         Pct. Of   Weighted   Weighted             Weighted
                                                         Pool By       Avg.       Avg.       Avg.      Avg.
                              Number of     Principal  Principal      Gross    Current  Principal  Original   Pct. Full   Pct. Owner
DELINQUENCY (ABS)                 Loans       Balance    Balance     Coupon       FICO    Balance       LTV      Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
CURRENT                           5,402  $981,456,677     100.00%     7.057%       616   $181,684     88.53%      58.23%      88.46%
------------------------------------------------------------------------------------------------------------------------------------
Total:                            5,402  $981,456,677     100.00%     7.057%       616   $181,684     88.53%      58.23%      88.46%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                         Pct. Of   Weighted   Weighted             Weighted
                                                         Pool By       Avg.       Avg.       Avg.      Avg.
                              Number of     Principal  Principal      Gross    Current  Principal  Original   Pct. Full   Pct. Owner
REMAINING MONTHS TO MATURITY      Loans       Balance    Balance     Coupon       FICO    Balance       LTV      Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
1 - 180                              49    $6,640,204       0.68%     6.765%       600   $135,514     76.59%      72.97%      79.73%
181 - 240                            66    10,000,506       1.02      6.548        602    151,523     77.99       68.87       96.86
241 - 360                         5,287   964,815,967      98.30      7.064        617    182,488     88.72       58.02       88.44
------------------------------------------------------------------------------------------------------------------------------------
Total:                            5,402  $981,456,677     100.00%     7.057%       616   $181,684     88.53%      58.23%      88.46%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                         Pct. Of   Weighted   Weighted             Weighted
                                                         Pool By       Avg.       Avg.       Avg.      Avg.
                              Number of     Principal  Principal      Gross    Current  Principal  Original   Pct. Full   Pct. Owner
AMORTIZATION TYPE                 Loans       Balance    Balance     Coupon       FICO    Balance       LTV      Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
2 YR ARM                          3,407  $612,065,686      62.36%     7.142%       619   $179,649     90.42%      51.75%      87.15%
3 YR ARM                            970   181,755,556      18.52      7.092        625    187,377     90.87       56.70       86.41
FIXED                             1,025   187,635,434      19.12      6.743        601    183,059     80.09       80.85       94.72
------------------------------------------------------------------------------------------------------------------------------------
Total:                            5,402  $981,456,677     100.00%     7.057%       616   $181,684     88.53%      58.23%      88.46%
------------------------------------------------------------------------------------------------------------------------------------



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Goldman, Sachs & Co.
GSAMP 2004 AR2
ALL MORTGAGE LOANS
================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                         Pct. Of   Weighted   Weighted             Weighted
                                                         Pool By       Avg.       Avg.       Avg.      Avg.
                              Number of     Principal  Principal      Gross    Current  Principal  Original   Pct. Full   Pct. Owner
INITIAL PERIODIC CAP              Loans       Balance    Balance     Coupon       FICO    Balance       LTV      Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
2.000                             4,377  $793,821,242      80.88%     7.131%       620   $181,362     90.52%      52.88%      86.98%
N/A                               1,025   187,635,434      19.12      6.743        601    183,059     80.09       80.85       94.72
------------------------------------------------------------------------------------------------------------------------------------
Total:                            5,402  $981,456,677     100.00%     7.057%       616   $181,684     88.53%      58.23%      88.46%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                         Pct. Of   Weighted   Weighted             Weighted
                                                         Pool By       Avg.       Avg.       Avg.      Avg.
                              Number of     Principal  Principal      Gross    Current  Principal  Original   Pct. Full   Pct. Owner
PERIODIC CAP                      Loans       Balance    Balance     Coupon       FICO    Balance       LTV      Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.000                             4,377  $793,821,242      80.88%     7.131%       620   $181,362     90.52%      52.88%      86.98%
N/A                               1,025   187,635,434      19.12      6.743        601    183,059     80.09       80.85       94.72
------------------------------------------------------------------------------------------------------------------------------------
Total:                            5,402  $981,456,677     100.00%     7.057%       616   $181,684     88.53%      58.23%      88.46%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                         Pct. Of   Weighted   Weighted             Weighted
                                                         Pool By       Avg.       Avg.       Avg.      Avg.
                              Number of     Principal  Principal      Gross    Current  Principal  Original   Pct. Full   Pct. Owner
MONTHS TO RATE RESET              Loans       Balance    Balance     Coupon       FICO    Balance       LTV      Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
13 - 24                           3,407  $612,065,686      62.36%     7.142%       619   $179,649     90.42%      51.75%      87.15%
25 - 36                             970   181,755,556      18.52      7.092        625    187,377     90.87       56.70       86.41
N/A                               1,025   187,635,434      19.12      6.743        601    183,059     80.09       80.85       94.72
------------------------------------------------------------------------------------------------------------------------------------
Total:                            5,402  $981,456,677     100.00%     7.057%       616   $181,684     88.53%      58.23%      88.46%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                         Pct. Of   Weighted   Weighted             Weighted
                                                         Pool By       Avg.       Avg.       Avg.      Avg.
                              Number of     Principal  Principal      Gross    Current  Principal  Original   Pct. Full   Pct. Owner
LIFE MAXIMUM RATE                 Loans       Balance    Balance     Coupon       FICO    Balance       LTV      Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
0.001 - 11.999                      333   $79,300,479       8.08%     5.690%       631   $238,140     87.09%      70.60%      94.71%
12.000 - 12.499                     443    89,696,371       9.14      6.265        633    202,475     89.30       65.67       91.78
12.500 - 12.999                     926   185,776,130      18.93      6.748        628    200,622     90.57       55.40       87.76
13.000 - 13.499                     917   160,398,019      16.34      7.243        617    174,916     90.79       51.19       84.23
13.500 - 13.999                   1,009   169,758,373      17.30      7.726        614    168,244     91.60       43.14       84.08
14.000 - 14.499                     428    64,346,038       6.56      8.202        606    150,341     91.96       45.17       85.05
14.500 - 14.999                     263    36,293,922       3.70      8.685        597    138,000     91.81       37.65       84.34
15.000 >=                            58     8,251,911       0.84      9.364        586    142,274     91.35       47.30       82.93
N/A                               1,025   187,635,434      19.12      6.743        601    183,059     80.09       80.85       94.72
------------------------------------------------------------------------------------------------------------------------------------
Total:                            5,402  $981,456,677     100.00%     7.057%       616   $181,684     88.53%      58.23%      88.46%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                         Pct. Of   Weighted   Weighted             Weighted
                                                         Pool By       Avg.       Avg.       Avg.      Avg.
                              Number of     Principal  Principal      Gross    Current  Principal  Original   Pct. Full   Pct. Owner
MARGIN                            Loans       Balance    Balance     Coupon       FICO    Balance       LTV      Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
0.001 - 4.999                       123   $22,516,062       2.29%     7.069%       631   $183,057     90.70%      43.93%      81.44%
5.000 - 5.499                         1       134,895       0.01      7.250        560    134,895     90.00      100.00      100.00
6.000 - 6.499                     4,043   736,722,604      75.06      7.126        620    182,222     90.50       53.46       87.18
6.500 - 6.999                       208    34,103,373       3.47      7.270        616    163,959     90.78       46.60       86.46
7.000 >=                              2       344,309       0.04      7.186        606    172,154     93.50        0.00       69.96
N/A                               1,025   187,635,434      19.12      6.743        601    183,059     80.09       80.85       94.72
------------------------------------------------------------------------------------------------------------------------------------
Total:                            5,402  $981,456,677     100.00%     7.057%       616   $181,684     88.53%      58.23%      88.46%
------------------------------------------------------------------------------------------------------------------------------------



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.